The Parnassus Income Trust
--------------------------------------------------------------------------------

                                                                  August 9, 1999
Dear Shareholder:
     Here is your semiannual report covering the first half of 1999. Below you'll find an analysis of each fund in the Parnassus Income Trust.

                               EQUITY INCOME FUND

     As of June 30, 1999, the net asset value per share (NAV) of the Equity Income Fund was $22.27. Taking into account dividends paid, the total return for the first six months of the year was 11.30%. This compares to a return of 12.39% for the S&P 500 and 8.99% for the average equity income fund according to Lipper, Inc. While we finished about one percent behind the S&P, we beat the average equity income fund by over two percent.
     For the 12 months ending June 30, the Fund gained 21.41% compared to 22.77% for the S&P and 11.36% for the average equity income fund. While we finished 1.36% behind the S&P, we beat the average equity income fund by an astonishing 10.05%. In fact, for the last year, the Fund placed 12th out of the 237 equity income funds followed by Lipper. We changed our investment objective to equity income on March 31, 1998, and it took us a few months to completely change the portfolio so we've had about a year's experience with the new objective. For the first year at least, I can say that the Fund's new investment strategy has been an unqualified success.
     The goal of the Equity Income Fund has never been to beat the S&P 500. Since 75% of the Fund's assets must pay a dividend or interest, the Fund should be more stable than the S&P, but lag behind its total return by a bit. What amazes me is that our return is so close to the S&P 500 over the past year.
     The S&P index is weighted by market capitalization (i.e., the number of shares outstanding times the market price per share) which means that big jumps in just the largest companies move the index even if the gains in most companies are more modest or even non-existent. For example, the 50 biggest companies account for more than half the weight in the index so it's possible for 450 companies to have little or no gain and the largest 50 companies to have big gains and the index will show a substantial upward movement.

     Over the past few years, the largest capitalization companies (large-cap) have had huge upward movement which has driven the increases in the major market indices. Small and medium-sized companies (small-cap and mid-cap) have not done nearly as well. Although the Equity Income Fund does take market capitalization into account, we don't use the same weighting as the S&P and our average capitalization is lower. Nevertheless, we've been able almost to keep up with the S&P this past year.
     Because the enormous gains in the major stock market averages over the past few years have been somewhat misleading when looking at the stock market as a whole, we will start comparing the Equity Income Fund to the Wilshire 5000 as well as the S&P 500. While the Wilshire 5000 is also market-weighted, it is not completely dominated by the biggest companies because so many stocks are included. Although the Wilshire 5000 used to have 5000 companies in that index, it now contains 7,394 although it's still called the Wilshire 5000. For the year-to-date, the Wilshire was up 11.87% compared to 11.30% for the Fund. For the 12 months ended June 30, the Wilshire was up 19.59% compared to 21.41% for the Fund.
     Below is a table summarizing average annual total returns for the one and five-year periods as well as for the life of the Fund. All periods ended as of June 30, 1999. Keep in mind that the only "pure" result for the Fund is the one-year figure since before that the Fund followed a balanced investment objective with both stocks and bonds.

                                                          Average Annual
            Equity Income Fund                              Total Return
            One Year                                              21.41%
            Five Years                                            16.82%
            Since inception on 8/31/92                            14.24%

Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The June 30-day SEC yield for the Equity Income Fund was 1.47% compared to 1.25% for the S&P 500. For the last six months, our yield has averaged 1.43% compared to 1.28% for the S&P 500 so we've met our objective of achieving a higher yield than the S&P. I would also like to point out that the Fund's yield is quoted after approximately 1% in expenses while the S&P yield has no expenses deducted from it.

STRATEGY AND ANALYSIS
     There are almost 170 issues in our portfolio so we are broadly diversified. We take market capitalization into account in the sense that bigger-cap companies, in general, have a larger percentage of the Fund's assets than do smaller-cap companies. We are not, however, an index fund so we will overweight and underweight companies all the time. Possible reasons for overweighting might be because a stock pays a nice dividend or because we like the business prospects for a company or because we consider a stock undervalued. Possible reasons for underweighting a stock might be a small or non-existent dividend, uncertain future business prospects or a valuation that we think is too high.
     Although we had high turnover in the portfolio last year as we were changing our investment objective, our goal is to keep turnover relatively low -- hopefully under 30%. By comparison, the average equity fund has a turnover ratio close to 100%. A lower turnover rate will help our return by reducing taxes and trading costs.
     With 170 issues in the portfolio, no one company has an overwhelming impact on the Fund. However, some companies made more of a difference than others and I would like to discuss those that had the most impact -- both positive and negative. Because the size of our position in individual companies varies greatly, a company's impact on the portfolio will be different from its percentage gain or loss over the past six months. For that reason, we will discuss each company in relation to its impact on the Fund in cents per share as well as the percentage gain or loss of its stock price during the period.
     While only about a third of the portfolio is in technology, 9 of the 17 companies having the most positive impact on the Fund were technology issues. This is because at the beginning of the year, we overweighted technology in the portfolio compared to the market as a whole. We thought the best values were there and business prospects for the sector looked good.
     Helix, a maker of cryogenic pumps for use in semiconductor manufacturing, rose 84% during the first six months of the year to $23.94 which increased the share price of the Fund by 31 cents. Helix is not well known and we took a much bigger position in the company than justified by its size because it was paying a generous dividend of 3.69% at the beginning of the year and its stock was way undervalued. Increased demand for semiconductor capital equipment was the driving force behind the move.
     Applied Materials was the Fund's second biggest winner, adding 23 cents to the NAV. Applied jumped 73% during the first half of the year to close at $73.88. As with Helix, strong demand for semiconductor capital equipment was responsible for the gain.
     Hewlett-Packard moved the Fund up by 19 cents a share as the stock climbed 47% during the period. We took a big position in this issue because of the company's large size, its dividend, its low valuation for a large-cap company and its good prospects for the future. Strong sales in its major business areas -- personal computers, workstations and printers -- propelled the stock to $100.50.

     Cisco Systems, the large networking company, boosted the Fund by 18 cents per share as its stock gained 39% to close at $64.50. The company continues to gain market share in the fast-growing business networking area including strong sales to internet companies.
     Lucent, a competitor of Cisco that also has a leading position in telecommunications equipment, gained 81% to move the Fund up 14 cents. Strong growth in revenue and earnings, especially in the company's wireless, optical networking and microelectronic businesses, drove the stock up to $67.43 per share.
     Wellman, the producer of fiber and the nation's largest recycler of plastic bottles, saw its shares rise 56% as it increased the value of the Fund by 10 cents. The stock climbed to $15.94 as demand increased for the resin it makes for use in manufacturing PET soda bottles. We took a large position in this modest-sized company because of its attractive 3.53% dividend and the extremely low valuation on the stock.
     AIG, the international insurance company, also contributed a 10 cents gain to the Fund's share price as its stock increased 21% during the quarter. AIG is a big company and we took a big position in its stock. The company had record earnings last quarter -- up 20% from the previous year -- as the stock went to $117.06 a share.
     Three companies each contributed 9 cents per share to the Fund's value. LSI Logic gained 186% as its stock went to $46.13 on increased demand for its customized semiconductor chips. Cognex, a machine vision company that allows computers to "see", gained 58% as its stock went to $31.56 on higher sales to semiconductor manufacturers and to factories that need its inspection equipment. IBM, a company that needs no introduction, rose 100% to $129.25 a share because of stronger sales of equipment to companies involved in internet commerce.
     Adobe Systems added 7 cents a share to the Fund as its stock soared 76%, going to $82.16 on improved cost control and new versions of its popular software including PageMaker and Acrobat.
     Ascend Communications added 6 cents to the Fund's share price as its stock went to $105.38 because of a takeover by Lucent. Brokerage firm Charles Schwab contributed 5 cents per share as its stock climbed 95% to $109.50 on increased internet trading.
     Adaptec makes controllers that regulate the flow of data between a computer's central processing unit and its peripherals. The company contributed 4 cents a share to the Fund's value as its stock moved up 101% to $35.31 because of better focus by a new management team and increased sales of its products. Nalco also added 4 cents per Fund share as its stock climbed 67% to $51.88 on a buyout by a French company also involved in water treatment. The Gap was another company that contributed 4 cents per Fund share as its stock went up 35% to $50.38 because of strong growth at both its Banana Republic and Old Navy stores. Cummins Engine increased the Fund's value by 3 cents a share as it saw its stock price climb 61% to $57.13 as investors moved into cyclical stocks like Cummins.

     Unfortunately, not all our big moves were up. Five issues made substantial negative impacts on the Fund. The biggest disappointment in the portfolio was Compaq Computer which had a 44% drop in its stock price, bringing down the value of the Fund by 42 cents a share. Higher costs and slower sales dropped the stock price to $23.63 a share. The board has fired both the chief executive officer and the chief financial officer and is making a number of important changes. We took a big position in Compaq because of the large size of the company and because of its past success. Unfortunately, the big position hurt the Fund. We're sticking with the company because we think the stock is way undervalued and we see some important gains in the future.
     Our Read-Rite convertible bond dropped 44% to $41.38 to throw the Fund for a loss of 25 cents. Read-Rite makes heads for disk drives and low prices in the disk drive industry has hurt the company's business and reduced the company's financial strength. Although the Read-Rite convertible bond hurt the Fund's performance in the first half of the year, its yield to maturity is now 29%.
     McKesson, the large drug wholesaler, saw a decline of 59% as its stock price dropped to $32.13 and thereby reduced the value of the Fund by 14 cents a share. Recently, McKesson bought a company called HBOC that provides software to hospitals for healthcare management. HBOC appeared to be highly profitable and to be growing at a substantial rate until reports of accounting fraud surfaced. The chairman, president and chief financial officer of McKesson have all been fired along with other top executives.
     Western Digital cost the Fund 9 cents a share as its stock dropped 57% to close the period at $6.50. Although Western Digital is gaining market share in its disk drive business, there is excess capacity in the industry and prices are very weak which is causing Western Digital to lose money.
     Advanced Micro Devices (AMD) cost the Fund 6 cents a share because its stock sunk 38% to $18.06. Stiff competition from Intel has forced down prices in the microprocessor market and AMD is losing money. The company has, however, just brought out a new chip that is equal to or better than Intel's top chip and this should drive sales higher later in the year.

COMPANY NOTES
     During the first half of the year, we sold three companies in the portfolio because of social reasons. The first one is Providian Financial which is a credit card company that is known as a subprime lender. At Parnassus, we have a mixed view of subprime lenders. On the one hand, they provide credit to people of limited means. People with low ratings need credit as well as more affluent consumers so in this sense subprime lenders are providing a useful service.
     The difficulty comes with the higher fees and interest that subprime lenders charge. Somewhat higher rates are justified because costs are higher in the subprime market. Some lenders, however, charge fees and interest at unfair rates that are far higher than their extra costs would necessitate. In some cases, subprime lenders also use misleading and deceptive tactics in making loans or selling credit cards.

     I've concluded that Providian Financial falls within this latter category and, for that reason, we've sold the stock. In May, our local television station KRON reported that the San Francisco district attorney's office was investigating allegations that Providian deliberately overcharges its borrowers. Four lawsuits have been filed against the company in San Francisco Superior Court accusing Providian of charging consumers for credit products and services they didn't want, transferring balances from other credit cards without customer approval and imposing excessive late fees.
     Providian has a very high level of cardholder complaints compared to its number of customers. Customers say that proper disclosures are not made and the company loads up its cardholders with excessive debt and charges them excessive fees. Fees account for 43% of Providian's revenue which is extremely high. The company also charges customers $12.95 for "credit protection insurance" which allows a cardholder to freeze finance charges in the event of job loss. Some customers say they never ordered this feature and that when they called to cancel it and get a refund, Providian said they had to keep the "insurance" or else they would cancel the card.
     A second company we sold was Eastman Kodak. Over the years, I've had positive feelings for the company because it's always treated its employees well. The firm has also had a community-oriented tradition. The weak spot of the company is environmental protection. Although they've improved over the years, they still put a lot of emissions into the air. I've been on the fence with Eastman Kodak for some time, but the final straw came when I learned that the company had underpaid female and minority employees for years. Although the company agreed to give the workers a lump sum of $10 million and increase pay by $3 million this year, I was disheartened by the pattern of discrimination going back at least three years.
     The third company we've sold is Sears. Sears has had a history of being a good employer, but about 25 years ago, it began to falter as a retail business. In the early 1990's, though, it seemed as if the company was undergoing a renaissance. New stores opened and old ones were refurbished. Earnings increased as Sears improved its merchandising. The company also seemed to be putting more emphasis on social responsibility. They opened new stores in inner city areas including Oakland, California.
     There were consumer concerns about Sears back in the 80's when it came to light that their auto division charged customers for repairs that were not made. Sears made restitution and promised not to do it again.
     Two recent developments have rekindled my concerns about Sears and made me decide to sell the stock. On June 15, a 75-year old widow filed a suit claiming that she paid $50 to have her tires balanced, but that Sears did not do the work. "Sears systematically defrauded and cheated millions of customers out of millions of dollars through its concealment, suppression or omission of the material fact that AccuBalance (the balancing machine) service was being sold, but not performed," the suit said. When the owner of the AccuBalance machine saw that readings from the machines' mechanical counters were lower than Sears' sales figures, Sears tried to hide its fraud by paying the machine owner $30 million, according to the suit.

     In another development, Sears pleaded guilty in February to a criminal fraud charge, paid a fine of $60 million and paid more than $500 million to settle class-action suits over its credit practices. The company now faces a new class-action suit alleging that it forced consumers declaring bankruptcy to pay off Sears credit card debt that it had no right to do.
     On a more positive note, I'd like to point out that Baldor Electric Company has been named to Fortune magazine's list of "100 Best Companies to Work for in America," for the second straight year. Baldor makes energy-efficient electric motors and has a remarkable record of humane treatment of its employees.

                                FIXED-INCOME FUND

     As of June 30, 1999, the net asset value per share (NAV) of the Fixed-Income Fund was $15.06. Taking into account dividends paid, total return for the six months ending June 30 was a loss of 3.43%. By comparison, the Lehman Government/Corporate Bond index lost 2.28% and the average A-rate bond fund according to Lipper, Inc. lost 2.43%. The SEC 30-day yield for June was 6.11%. Below is a table summarizing total returns for the one and five-year periods as well as for the life of the Fund. All periods ended as of June 30, 1999.

                                                      Average Annual
        Fixed-Income Fund                               Total Return
        One Year                                               0.15%
        Five Years                                             7.82%
        Since inception on 8/31/92                             6.46%

Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     We underperformed the average A-rated bond fund during the first half of the year by one percent. The reason for this underperformance was because of credit concerns about two of our issues. The Polaroid 7.25% '07 bond dropped 19.2% during the past six months because of a credit downgrade from Baa3 to Ba3. The Reebok 6.75% '05 bond dropped 10.2% during the period. It did not receive a formal downgrade, but because of softness in the athletic footwear industry, it received a negative outlook and the value of the bond dropped in trading. The market value has declined on these bonds, but we are receiving good yields so we will continue to hold them.
     In general, bond funds lost money during the first six months of the year. The reason was the big increase in interest rates. For example, the 10-year Treasury bond saw an increase from 4.65% at the start of the year to 5.79% on June 30. As interest rates increase, bonds go down in market value.

     Despite, our recent difficulties, our long-term record remains good. We are ahead of the average A-rated bond fund in terms of total return for both the five-year and life-of-the fund periods. For the five years ending June 30, 1999, the Fixed-Income Fund had an average annual total return of 7.82% compared to 7.08% for the average A-rated bond fund followed by Lipper. Since inception on August 31, 1992, the Fund has had an average annual total return of 6.46% compared to 6.33% for the average A-rated bond fund.
     Over the next six months, we expect interest rates to stay where they are so we will continue to hold our current portfolio unless there are new developments.

                           CALIFORNIA TAX-EXEMPT FUND

     As of June 30, 1999, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.24. Taking into account dividends reinvested, the total return for the Fund for the first half of the year was a loss of 1.73%. This compares to a loss of 1.74% for the average California municipal bond fund according to Lipper, Inc. and a loss of 0.90% for the Lehman California Municipal Bond Index. The 30-day SEC yield for June was 3.98%. Below is a table summarizing average annual total returns for the one and five-year periods as well as for the life of the Fund. All periods ended as of June 30, 1999.

                                                         Average Annual
           California Tax-Exempt Fund                      Total Return
           One Year                                               1.87%
           Five Years                                             6.94%
           Since inception on 8/31/92                             6.37%

Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     As with the Fixed-Income Fund, the reason for the loss during the first six months of the year was an increase in interest rates. As interest rates go up, the value of the bonds go down. We did, however, manage to beat the average California municipal bond fund by a small margin. Over the longer-term, we have a good lead over the average California fund. For the five years ending June 30, 1999, the Fund had an annual average total return of 6.94% compared to 6.47% for the average California municipal bond fund followed by Lipper. Since inception on August 31, 1992, the Fund's annual average total return was 6.37% compared to 6.05% for the average California fund.

YEAR 2000 COMPLIANCE
     I am sure that most of you have been hearing about the Year 2000 problem, also known as Y2K. The central issue is that many computers are not able to recognize four-digit years. While they can read "99" as 1999, they cannot read "00" as the year 2000. The reason for this is that several decades ago memory was very expensive and to save memory, programmers used only two digits to record the year. For example, the year "1965" was recorded as "65". This was great for saving expensive memory, but posed a problem when the year 2000 rolled around.
     In recent years, computer memory and storage space have become inexpensive so most new systems are able to store and read four-digit years. Most of the difficulties center around large, mainframe systems that were programmed many years ago. Banks, airlines, brokerage firms, municipalities and large corporations are examples of entities that have the older systems.
     At Parnassus, Y2K involves two issues: our own internal compliance with Y2K and compliance by entities in our portfolios. First, let's talk about our internal compliance.
     Howard Fong, our chief financial officer, headed up Y2K compliance for our internal systems. I'm happy to say that we're in good shape on Year 2000 issues. We didn't have any major issues with Y2K because our computer hardware and software were installed in the 90's. Our operating system is based on the Apple Macintosh which has always been able to recognize four-digit years. Most of our work involved testing our internal system and getting assurances from outside vendors that they had tested their systems and were Y2K compliant.
     One interesting thing I learned during the testing process was that even some personal computers made in the 1990's could not recognize the Year 2000. In addition to our Macintoshes, we have some Compaqs for use with Windows-based systems. All our Macintoshes passed the test, but we did find that one Compaq could not recognize the Year 2000. Consequently, we replaced that computer. So while most Y2K issues center around older systems that read only two-digit years, you still need to test everything because there are some other reasons why a computer system may not be Y2K compliant.
     Our internal Y2K compliance has had a great deal of attention. Our Board of Trustees has discussed the issue, we've had an audit, we've filled out government forms and we've developed and carried out a detailed plan.
     Parnassus Investments has done everything possible to avoid disruptions from the changeover to the Year 2000. We think we're ready. Even with all this attention to the problem, though, we still recognize that the world is an uncertain place and there's no guarantee that something unexpected might disrupt Fund operations.
     With regard to Y2K and portfolio issues, we looked at all companies and municipalities in both The Parnassus Fund and The Parnassus Income Trust. We gave special attention to all companies that accounted for more than 0.5% of a fund. We read all the Y2K disclosure statements and looked at things like expected costs, clarity of disclosure and "red flags." We talked with companies about Y2K where we had concerns.

     One of our former interns, Bryant Cherry, headed up this project. He gave special attention to companies where expected Y2K costs were more than 0.3% of revenues or more than 3% of earnings before interest, taxes and depreciation. Our conclusion is that Y2K won't be a serious problem at most of our companies. There are still five companies where we have unresolved issues and we will check back with them in September.
     We also looked at all the municipalities that issued bonds that are in the California Tax-Exempt Fund. We paid special attention to bonds with a par value of more than $100,000. Because of problems with Y2K in the healthcare field, we also looked at issuers of hospital bonds. In looking at expected costs for Y2K, we assumed that municipalities could handle costs of up to $250,000 without major problems. We looked more carefully at those that had expected costs of more than 2% of their annual budgets. We talked with the fiscal officer of the municipality or the non-profit issuer. With only two exceptions, we're comfortable with the Y2K issues in the California Tax-Exempt Fund. We'll continue monitoring the progress on Y2K with the two issuers where we have questions.
     As with our internal compliance procedures, we've done everything possible to check for Y2K issues with portfolio companies. We think we're in good shape, but we can't guarantee that something unexpected might happen with one of our holdings.
     Finally, I would like to thank all of you for investing with Parnassus and for your commitment to socially responsible investing.
                                                            Yours truly,

                                                            Jerome L. Dodson
                                                            President


THE PARNASSUS INCOME TRUST
Equity Income Fund
Portfolio of Investments by Industry Classification, June 30, 1999 (unaudited)
                                                           Percent of
Shares    Common Stocks                                    Net Assets              Market Value
------------------------------------------------------------------------------------------------
          AIR TRANSPORT
 3,000    Federal Express Corporation                            0.4%            $      162,750
          APPAREL
 5,000    Angelica Corporation                                                           88,125
 3,000    Just For Feet, Inc.1                                                           19,313
 5,000    Liz Claiborne, Inc.                                                           182,500
 1,158    The Limited, Inc.                                                              52,544
 1,000    Reebok International Ltd.                                                      18,625
 3,000    Russell Corporation                                                            60,937
 4,000    The Stride Rite Corporation                                                    41,250
          Total                                                 1.1%                    463,294
          APPAREL RETAILING
 5,625    Gap, Inc. (The)                                                               283,359
 1,000    Lands' End, Inc.                                                               48,500
 2,000    Lillian Vernon Corporation                                                     26,000
          Total                                                  0.8%                   357,859
          AUTO PARTS
10,000    Dana Corporation                                                              460,625
   700    Modine Manufacturing Co.                                                       22,794
          Total                                                  1.1%                   483,419
          BANKING
 2,000    Chase Manhattan                                                               173,000
 3,000    Dime Bancorp                                                                   60,375
 1,500    Golden West Financial                                                         147,000
 6,000    Washington Mutual Inc.                                                        213,375
17,000    Wells Fargo Company                                                           726,750
          Total                                                  3.1%                 1,320,500
          BUILDING MATERIALS
 2,000    Armstrong World Corp.                                                         115,625
 4,000    Apogee Enterprises, Inc.                                                       53,750
 2,000    INTERFACE, Inc.                                                                17,250
40,000    Morgan Products, Ltd.                                                         152,500
 1,500    TJ International, Inc.                                                         46,500
          Total                                                  0.9%                   385,625
          CHEMICALS
 2,500    Air Products & Chemicals                                                      101,875
 1,250    Cabot Corporation                                                              30,234
20,000    Calgon Carbon                                                                 118,750
   500    H.B. Fuller Company                                                            34,188
 1,200    Graco Inc.                                                                     35,250
 1,450    Millipore Corporation                                                          58,816
 4,000    Nalco Chemical Company                                                        207,500
 1,500    PE Biosystems Group                                                           172,125
35,000    Wellman, Inc.                                                                 557,812
          Total                                                  3.1%                 1,316,550
          COMPUTER PERIPHERALS
 4,000    Adaptec, Inc.                                                                 141,250
20,000    Cisco Systems, Inc.                                                         1,290,000
 8,950    Lucent Technologies, Inc.1                                                    603,566
 7,000    Quantum Corporation                                                           168,875
20,000    Western Digital Corporation1                                                  130,000
          Total                                                   5.6%                2,333,691
          COMPUTER SYSTEMS
45,000    Compaq Computer Corp.                                                       1,063,125
12,000    Hewlett-Packard Company                                                     1,206,000
 5,000    International Business Machines                                               646,250
 4,000    Sequent Computer Systems                                                       71,000
               Total                                              7.0%                2,986,375




          ELECTRONICS & SEMICONDUCTORS
 1,000    Applied Materials, Inc.                                                        73,875
10,000    Advanced Micro Devices, Inc.1                                                 180,625
15,000    Cognex Corporation                                                            473,438
 1,000    Electro Scientific Industries                                                  41,781
55,000    Helix Technology Corp.                                                      1,316,563
23,000    Intel Corporation                                                           1,368,500
 6,000    LSI Logic Corporation                                                         276,750
10,000    Micron Technology, Inc.1                                                      405,000
 2,500    Novellus Systems                                                              170,624
          Total                                                  10.1%                4,307,156
          ELECTRIC UTILITIES
 1,000    CILCORP Inc.                                                                   62,500
 2,000    Idaho Power Company                                                            63,000
 2,000    LG&E Energy Corporation                                                        42,000
 6,000    Avista Corporation Preferred - Series L                                       102,000
          Total                                                   0.6%                  269,500
          ELECTRONIC INSTRUMENTS
20,000    Baldor Electric Company                                                       405,000
   750    Celera Genomics                                                                12,141
 6,000    Tektronix, Inc.1                                                              179,625
          Total                                                   1.4%                  596,766
          ENTERTAINMENT
 2,000    Cedar Fair                                              0.1%                   49,875
          FINANCIAL SERVICES
12,000    Fannie Mae                                                                    820,500
 9,000    Freddie Mac                                                                   522,000
 2,000    Charles Schwab Corporation                                                    219,000
 3,000    SLM Holding Corporation                                                       137,438
          Total                                                   4.0%                1,698,938
          FOOD RETAILERS
 2,000    Albertson's Inc.                                                              103,125
 6,000    Whole Foods Market, Inc.1                                                     288,375
          Total                                                   0.9%                  391,500
          HEALTH CARE SERVICES
 2,000    Oxford Health Plans, Inc.                               0.1%                   31,125
          HOME APPLIANCES
 2,000    Maytag Corporation                                                            139,375
 4,000    Whirlpool Corporation                                                         292,000
          Total                                                   1.0%                  431,375
          HOME PRODUCTS
 1,000    Church & Dwight Co., Inc.                                                      43,500
 2,000    Clorox Company                                                                210,625
 2,400    Colgate-Palmolive Co.                                                         236,400
12,000    Proctor & Gamble Co.                                                        1,059,000
          Total                                                   3.6%                1,549,525
          HOUSEWARES
 1,500    Black & Decker Corp.                                                           94,688
 3,000    Corning, Inc.                                                                 210,375
 6,000    Newell Company                                                                278,250
          Total                                                   1.4%                  583,313
          INSURANCE
 3,000    Aetna, Inc.                                                                   268,313
10,000    American Int'l Group, Inc.                                                  1,170,625
 3,000    Chubb Corporation1                                                            208,500
 5,000    CIGNA Corporation                                                             445,000
 6,800    SAFECO Corporation1                                                           300,050
 5,000    St. Paul Companies, Inc.1                                                     159,062
 2,800    Transamerica Corporation                                                      210,000
 4,000    UNUM Corporation                                                              219,000
          Total                                                   7.0%                2,980,550
          INSURANCE BROKERS
 5,000    Marsh & McLennan Co.                                    0.9%                  377,500




          MACHINERY
 3,000    Cummins Engine Co., Inc.                                                      171,375
 1,000    Deere & Company                                                                39,187
 1,000    Illinois Tool Works, Inc.                                                      82,000
 3,000    Snap-on Inc.                                                                  108,563
 5,000    The Stanley Works                                                             160,937
          Total                                                   1.3%                  562,062
          MEDICAL EQUIPMENT
 3,000    Acuson Corporation                                                             51,563
 3,000    Coherent, Inc.                                                                 55,875
 1,200    Dentsply                                                                       33,600
 1,000    Henry Schein, Inc.                                                             31,687
 3,000    Invacare Corporation                                                           80,250
 1,000    Safeskin Corporation                                                           12,000
 2,600    Sunrise Medical Inc.                                                           18,525
          Total                                                   0.7%                  283,500
          MISCELLANEOUS
 4,000    Chemed Corporation                                                            133,000
 4,000    Jostens, Inc.                                                                  84,250
 3,000    Minnesota Mining & Mfg.                                                       260,813
 2,000    Toro Company                                                                   78,750
 4,000    WD 40 Company                                                                 100,000
          Total                                                   1.5%                  656,813
          NATURAL GAS
 3,000    AGL Resources Inc.                                                             55,313
 2,000    Connecticut Energy Corp.                                                       77,125
 2,000    Eastern Enterprises                                                            79,500
 4,800    Energen Corporation                                                            89,400
 5,000    Enron Corporation                                                             408,750
 3,000    Equitable Resources, Inc.                                                     112,500
 7,000    Keyspan Energy Corporation                                                    184,625
 6,000    MCN Corporation                                                               126,375
 1,000    New Jersey Resources                                                           37,437
 4,000    Northwest Natural Gas Co.                                                      96,500
 2,000    ONEOK Inc.                                                                     63,500
 2,000    Peoples Energy Corporation                                                     75,625
 5,000    UGI Corporation                                                               101,250
 3,000    Washington Gas Light
          Company                                                                        78,000
 2,500    WICOR Inc.                                                                     69,844
          Total                                                   3.9%                1,655,744
          OFFICE EQUIPMENT
 2,000    Avery Dennison
          Corporation                                                                   120,750
 5,000    Herman Miller, Inc.                                                           105,000
 3,000    Pitney Bowes Inc.                                                             192,750
 5,400    Xerox Corporation                                                             318,938
          Total                                                   1.7%                  737,438
          OIL
 2,000    Chevron                                                                       190,125
 5,000    Sunoco, Inc.                                                                  150,938
          Total                                                   0.9%                  341,063
          PACKAGED FOODS
 7,500    Campbell Soup Company                                                         336,563
 2,000    Dreyer's Grand Ice Cream                                                       30,250
 3,000    General Mills Incorporated                                                    241,125
 7,000    Heinz (H.J.) Company                                                          350,875
12,000    Kellogg Company1                                                              396,000
 2,900    Quaker Oats Company                                                           192,487
 4,800    Ralston Purina Group                                                          146,100
          Total                                                   4.1%                1,693,400




          PHARMACEUTICALS
 1,000    Amgen Inc.                                                                     60,875
 5,000    Bristol-Myers Squibb Company                                                  351,250
10,000    Johnson & Johnson                                                             956,250
 6,000    McKesson HBOC, Inc.                                                           192,750
 9,500    Merck & Company                                                               703,000
 1,250    Mylan Laboratories                                                             33,125
          Total                                                   5.5%                2,297,250
          PHOTOGRAPHY
 2,000    Polaroid Corporation                                    0.1%                   55,000
          PRINTING
 1,000    Banta Corp.                                                                    21,000
 3,000    Deluxe Corporation                                                            116,813
 2,800    Donnelley (R.R.) & Sons Co.                                                   103,775
          Total                                                   0.6%                  241,588
          PUBLISHING
 3,000    Gannett                                                                       214,125
 1,000    Houghton Mifflin Company                                                       47,063
 3,000    Knight-Ridder, Inc.1                                                          164,812
 3,200    McGraw-Hill Companies, Inc.                                                   172,600
          Total                                                   1.4%                  598,600
          RESTAURANTS
 4,000    Luby's Cafeterias, Inc.                                 0.1%                   60,000
          RETAILING - GENERAL
 8,000    Borders Group, Inc.                                                           126,500
 1,000    Department 56, Inc.                                                            26,875
 3,750    Dollar General                                                                108,750
 1,000    Dayton Hudson Corporation                                                      65,000
 5,600    Nordstrom, Inc.                                                               187,600
13,000    Penny (J.C.) Company, Inc.1                                                   631,311
 4,000    Sears, Roebuck and Co.1                                                       178,250
          Total                                                   3.1%                1,324,286
          SOFTWARE - SERVICES
 3,000    3Com Corporation                                                               80,062
 4,000    Adobe Systems                                                                 328,625
 5,000    Autodesk, Inc.1                                                               147,813
 2,000    Mentor Graphics Corporation                                                    25,624
 3,000    Symantec Corporation                                                           76,500
          Total                                                   1.5%                  658,624
          SPECIALTY RETAILING
 2,000    Costco Companies, Inc.                                                        160,125
   900    Ethan Allen Interiors Inc.                                                     32,513
 1,000    Longs Drug Stores Corp.                                                        34,562
11,000    Mattel Inc.                                                                   290,125
 3,000    Toys "R" Us, Inc.                                                              62,062
 8,000    Walgreen Co.                                                                  233,500
          Total                                                   1.9%                  812,887
          STEEL
 2,000    Nucor Corporation                                       0.2%                   94,875
          TELECOMMUNICATIONS
 3,750    AT&T Corporation                                                              208,594
 6,000    US West Communications Group                                                  352,500
          Total                                                   1.3%                  561,094
          TRANSPORTATION
 2,500    Consolidated Freightways Corp.                          0.1%                   32,109

          Total common stocks                                    84.1%           $   35,743,519



THE PARNASSUS INCOME TRUST
Equity Income Fund
Portfolio of Investments by Industry Classification, June 30, 1999 (continued)
  Principal                                                                   Percent of
     Amount    Convertible Bonds                                              Net Assets              Market Value
-------------------------------------------------------------------------------------------------------------------
$1,000,000     Advanced Micro Devices, Inc.
               Convertible Bond, 6.000%, due 5/15/05                                               $       784,240
 1,500,000     Credence Systems Corporation
               Convertible Bond, 5.250%, due 9/15/02                                                     1,348,020
 1,000,000     Lam Research Corporation
               Convertible Bond, 5.000%, due 9/01/02                                                       938,150
 1,500,000     Read-Rite Corporation
               Convertible Bond, 6.500%, due 09/01/04                                                      620,700

               Total convertible bonds                                              8.7%                 3,691,110



               Community Development Loans
-------------------------------------------------------------------------------------------------------------------
   100,000     Boston Community Loan Fund                                                                  100,000
   100,000     Cascadia Revolving Fund                                                                     100,000
   100,000     Institute for Community Economics Loan Fund                                                 100,000
   100,000     Low Income Housing Fund                                                                     100,000

               Total community development loans                                    0.9%                   400,000

               Total investment in securities
               (Cost $33,533,984)                                                  93.7%            $   39,834,629


               Short-Term Investments
-------------------------------------------------------------------------------------------------------------------
               Union Bank of California
               Money Market Fund, variable rate 4.150%                                              $    1,491,271
               Goldman Sachs
               Government Portfolio 4.300%                                                                  53,379
               Goldman Sachs
               Treasury Portfolio 4.400%                                                                    48,484
               Federal Home Loan Bank
               Discount Note 4.990%, matures July 23, 1999                                                 996,673
               Lehman Brothers
               Triparty Repurchase Agreement
               (Repurchase Agreement with Lehman Bros. dated
               6/30/99, effective yield is 6.080% due 7/1/99.
               Face value is $3,488,500 with price at 100)2                                              3,488,500

               Total short-term investments                                        14.3%                 6,078,307

               Total investments                                                  108.0%                45,912,936
               Payable upon return of securities loaned                           - 8.2%                (3,488,500)
               Other assets and liabilities - net                                   0.2%                    76,735
               Total net assets                                                   100.0%            $   42,501,171

               1 This  security or partial  position of this security is on loan at June 30, 1999 (Note 1). The total value of securities on loan at June 30, 1999 was $3,365,813.
               2 This security purchased with cash collateral held from securities lending.


THE PARNASSUS INCOME TRUST
Equity Income Fund
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets:
Investments in securities, at market value
     (identified cost $33,533,984) (Note 1)                        $  39,834,629
Temporary investments in short-term securities
     (at cost, which approximates market)                              6,078,307
Receivables:
Dividends and interest                                                   120,786
Capital shares sold                                                        3,170
Other assets                                                              17,476
     Total assets                                                     46,054,368

Liabilities:
Payable upon return of securities loaned                               3,488,500
Dividends payable                                                         18,964
Accounts payable and accrued expenses                                     45,733
     Total liabilities                                                 3,553,197

Net assets (equivalent to $22.27
     per share based on 1,908,717.337
shares of capital stock outstanding)                              $   42,501,171

Net assets consist of:
Undistributed net investment income                               $       23,825
Unrealized appreciation on investments                                 6,300,645
     Undistributed net realized gain                                   2,021,217
Capital paid-in                                                       34,155,484
     Total net assets                                             $   42,501,171

Computation of net asset value and offering price per share:
Net asset value and offering price per share
      ($42,501,171 divided by 1,908,717.337 shares)               $        22.27

THE PARNASSUS INCOME TRUST
Equity Income Fund
Statement of Operations
six months ended June 30, 1999 (unaudited)

Investment income:
Dividends                                                         $      280,677
Interest                                                                 180,725
     Total investment income                                             461,402

Expenses:
Investment advisory fees (Note 5)                                        152,552
Transfer agent fees (Note 5)                                              43,709
Fund administrative expense (Note 5)                                      17,125
Reports to shareholders                                                   13,233
Registration fees and expenses                                             8,678
Professional fees                                                          7,485
Custody fees                                                               8,260
Trustee fees and expenses                                                  5,225
Other expenses                                                             5,050
     Subtotal of expenses before fee waiver                              261,317
Fees waived by Parnassus Investments (Note 5)                           (40,598)
     Total expenses                                                      220,719
        Net investment income                                            240,683

Realized  and  unrealized  gain on  investments:
Realized  gain  from  security transactions:
     Proceeds from sales                                               8,050,443
     Cost of securities sold                                         (6,038,372)
        Net realized gain                                              2,012,071

Unrealized appreciation of investments:
     Beginning of year                                                 4,119,931
     End of period                                                     6,300,645
        Unrealized appreciation during period                          2,180,714

Net realized and unrealized gain on investments                        4,192,785

Net increase in net assets resulting from operations               $   4,433,468

THE PARNASSUS INCOME TRUST
Equity Income Fund
Statements of Changes in Net Assets
six months ended June 30, 1999 (unaudited) and year ended December 31, 1998

                                                   June 30, 1999        1998
From operations:
Net investment income                              $     240,683    $   903,201
Net realized gain from security transactions           2,012,071      4,299,817
Net unrealized appreciation (depreciation)
     during the year                                   2,180,714     (1,186,144)

Increase in net assets resulting from operations       4,433,468      4,016,874

Dividends to shareholders:
From net investment income                              (251,325)    (1,386,043)
From realized capital gains                                    0     (3,780,700)

Increase (decrease) in net assets from capital
   share transactions                                 (2,584,350)     3,205,750

      Increase in net assets                           1,597,793      2,055,881

Net assets:
Beginning of year                                     40,903,378     38,847,497
End of period
   (including undistributed net investment income
   of $23,825 in 1999 and $34,467 in 1998)         $  42,501,171   $ 40,903,378


THE PARNASSUS INCOME TRUST
Fixed-Income Fund
Portfolio of Investments by Industry Classification, June 30, 1999 (unaudited)
 Principal                                                                         Percent of
    Amount     Corporate Bonds                                                     Net Assets          Market Value
-------------------------------------------------------------------------------------------------------------------
               FINANCIAL SERVICES
 $500,000      Bank One Corporation
               Notes, 6.000%, due 02/17/09                                                         $        463,010
  500,000      BankBoston Corporation
               Notes, 6.375%, due 03/25/08                                                                  475,040
  500,000      Chase Manhattan Corporation
               Notes, 6.000%, due 02/15/09                                                                  461,720
  500,000      First Union National Bank
               Notes, 5.800%, due 12/01/08                                                                  455,525
  500,000      Household Finance Corporation
               Notes, 6.500%, due 11/15/08                                                                  476,005
  500,000      J.P. Morgan & Co, Inc.
               Notes, 6.000%, due 01/15/09                                                                  461,980
  500,000      Norwest Financial Inc.
               Notes, 6.850%, due 07/15/09                                                                  493,155
               Total                                                                    29.4%             3,286,435
               INDUSTRIAL
  500,000      Dana Corporation
               Notes, 6.500%, due 03/01/09                                                                  475,480
  480,000      John Deere Capital Corporation
               Notes, 6.000%, due 02/15/09                                                                  446,410
  500,000      Illinois Tool Works
               Notes, 5.750%, due 03/01/09                                                                  467,510
  500,000      Xerox Corporation
               Notes, 7.200%, due 04/01/16                                                                  504,385
               Total                                                                    16.9%             1,893,785
               PHOTO EQUIPMENT
               AND SUPPLIES
  400,000      Polaroid Corporation
               Notes, 7.250%,due 01/15/07                                                3.0%               338,000
               RETAIL
   500,000     The Gap, Inc.
               Notes, 6.900%, due 09/15/07                                                                  505,775
   500,000     Penny (J.C.) Company, Inc.
               Debentures, 7.650%, due 08/15/16                                                             493,480
   350,000     Reebok International Ltd.
               Notes, 6.750%, due 09/15/05                                                                  324,709
   500,000     Sears, Roebuck and Co.
               Global Bond, 7.000%, due 06/15/07                                                            496,010
               Total                                                                    16.3%             1,819,974
               TELECOMMUNICATON
   500,000     U.S. West Capital Funding Inc.
               Notes, 6.500%, due 11/15/18                                               4.0%               449,870

               Total corporate bonds                                                    69.6%        $    7,788,064



THE PARNASSUS INCOME TRUST
Fixed-Income Fund
Portfolio of Investments by Industry Classification, June 30, 1999 (continued)

 Principal     U.S. Government                                                     Percent of
    Amount     Agency Securities                                                   Net Assets          Market Value
-------------------------------------------------------------------------------------------------------------------
$  500,000     Federal Home Loan Mortgage Corp.
               6.510%, due 01/08/07                                                                $       499,925
   300,000     Federal National Mortgage Association
               6.720%, due 08/01/05                                                                        306,195
   850,000     Federal NationalMortgage Association
               6.770%, due 09/01/05                                                                        870,732
   500,000     Federal NationalMortgage Association
               6.140%, due 11/25/05                                                                        495,685
   450,000     Federal NationalMortgage Association
               7.350%, due 03/28/05                                                                        472,747
               Total U.S. Government
               Agency securities                                                        23.6%            2,645,284

               Total investments in securities
               (Cost $10,771,871)                                                       93.2%        $  10,433,348


               Short-Term Investments
-------------------------------------------------------------------------------------------------------------------
               Union Bank of California
               Money Market Fund,variable rate 4.150%                                                $    421,684
               Goldman Sachs
               Government Portfolio 4.300%                                                                 34,673
               Goldman Sachs
               Treasury Portfolio 4.400%                                                                   26,173
               Founders National Bank
               Certificate of Deposit 5.000%, matures 1/4/2000                                            100,000

               Total short-term investments                                              5.2%             582,530

               Total investments                                                        98.4%          11,015,878
               Other assets and liabilities - net                                        1.6%             172,944
               Total net assets                                                        100.0%        $ 11,188,822


THE PARNASSUS INCOME TRUST
Fixed-Income Fund
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets:
Investments in securities, at market value
    (identified cost $10,771,871) (Note 1)                        $  10,433,348
Temporary investments in short-term securities
    (at cost, which approximates market)                                582,530
Receivables:
    Interest receivable                                                 203,146
     Other assets                                                         5,306
       Total assets                                                  11,224,330


Liabilities:
Accounts payable and accrued expenses                                    35,508
       Total liabilities                                                 35,508

Net assets (equivalent to $15.06
    per share based on 743,134.138
    shares of capital stock outstanding)                          $  11,188,822


Net assets consist of:
Undistributed net investment income                               $       4,010
Unrealized depreciation on investments                                 (338,523)
Accumulated net realized loss                                            (1,300)
Capital paid-in                                                      11,524,635
       Total net assets                                           $  11,188,822

Computation of net asset value and offering price per share:
Net asset value and offering price per share
     ($11,188,822 divided by 743,134.138 shares)                  $       15.06

THE PARNASSUS INCOME TRUST
Fixed-Income Fund
Statement of Operations
six months ended June 30, 1999 (unaudited)

Investment income:
Interest                                                           $    318,566
   Total investment income                                              318,566

Expenses:
Investment advisory fees (Note 5)                                        28,116
Transfer agent fees (Note 5)                                             12,770
Fund administrative expense (Note 5)                                      4,800
Reports to shareholders                                                   3,706
Registration fees and expenses                                            7,438
Professional fees                                                         3,085
Custody fees                                                                446
Trustee fees and expenses                                                 1,324
Other expenses                                                            3,190
       Subtotal of expenses before fee waiver                            64,875
Fees waived by Parnassus Investments (Note 5)                           (20,150)
   Total expenses                                                        44,725
       Net investment income                                            273,841

Realized and unrealized gain (loss) on investments:
Realized gain from security transactions:
   Proceeds from sales                                                        0
   Cost of securities sold                                                    0
       Net realized gain                                                      0

Unrealized appreciation (depreciation) of investments:
   Beginning of year                                                    324,472
   End of period                                                       (338,523)
       Unrealized depreciation during period                           (662,995)

Net realized and unrealized loss on investments                        (662,995)

Net decrease in net assets resulting from operations                   (389,154)

THE PARNASSUS INCOME TRUST
Fixed-Income Fund
Statements of Changes in Net Assets
six months ended June 30, 1999 (unaudited) and year ended December 31, 1998

                                                     June 30, 1999        1998
From operations:
Net investment income                                $    273,841    $  512,511
Net realized gain from security transactions                    0       250,670
Net unrealized depreciation during the year              (662,995)      (53,573)

Increase (decrease) in net assets
     resulting from operations                           (389,154)      709,608

Dividends to shareholders:
From net investment income                               (274,483)     (553,195)
From realized capital gains                                     0      (213,198)

Increase in net assets from capital
     share transactions                                   369,987     1,855,768

      Increase (decrease) in net assets                  (293,650)    1,798,983

Net assets:
Beginning of year                                      11,482,472     9,683,489
End of period
   (including undistributed net investment income
   of $4,010 in 1999 and $4,652 in 1998)            $  11,188,822   $11,482,472


THE PARNASSUS INCOME TRUST
California Tax-Exempt Fund
Portfolio of Investments by Industry Classification, June 30, 1999 (unaudited)
  Principal                                                                        Percent of
     Amount     Municipal Bonds                                                    Net Assets          Market Value
-------------------------------------------------------------------------------------------------------------------
                EDUCATION
$    50,000     State of California
                6.000%, due 01/01/21                                                              $         52,990
    170,000     State of California
                6.125%, due 10/01/11                                                                       187,925
    250,000     California Education Facilities -
                California Institute of Technology
                6.000%, due 01/01/21                                                                       258,430
     85,000     California Public Works -
                University of California at San Diego Facilities
                7.375%, due 04/01/06                                                                        93,441
    100,000     California Public Works -
                Community College Projects
                5.500%, due 12/01/06                                                                       106,457
    130,000     California Public Works - University of California
                5.400%, due 06/01/08                                                                       136,785
    175,000     California Public Works - California State University
                6.200%, due 10/01/08                                                                       189,266
    300,000     Folsom School District
                5.650%, due 08/11/11                                                                       314,376
    100,000     Franklin-McKinsey School District
                5.600%, due 07/01/07                                                                       104,676
    100,000     Kern High School District
                5.600%, due 08/01/13                                                                       103,997
    100,000     Los Angeles Municipal Improvement -
                Central Library Projects
                5.200%, due 06/01/07                                                                       101,650
    250,000     Murrieta Valley Unified School District
                5.500%, due 09/01/10                                                                       258,730
    100,000     Natomas Unified School District
                5.750%, due 09/01/13                                                                       107,567
    300,000     Oakland General Obligation
                5.500%, due 12/15/11                                                                       311,073
    175,000     Palos Verdes California Library District
                5.000%, due 08/01/13                                                                       174,904
    110,000     Pasadena Recreational/Library Improvements
                5.750%, due 01/01/13                                                                       112,556
    130,000     Pomona Unified School District
                5.500%, due 08/01/11                                                                       137,106
    110,000     Santa Monica Unified School District
                5.400%, due 08/01/11                                                                       116,569
                Total                                                                 37.2%              2,868,498
                ENVIRONMENT
     80,000     Burbank Waste Disposal
                5.300%, due 05/01/09                                                                        81,507
     75,000     California Pollution Control, North County
                Recycling Center
                6.750%, due 07/01/17                                                                        81,766
    125,000     California Public Works - Energy Efficiency
                5.250%, due 05/01/08                                                                       128,626
    150,000     East Bay Regional Park
                5.000%, due 09/01/14                                                                       148,341
    315,000     Los Angeles City Public Works - Parks1
                5.500%, due 10/01/12                                                                       325,571
     35,000     Midpeninsula Regional Open Space District
                6.250%, due 07/01/08                                                                        37,700
                Total                                                                  10.4%               803,511


                HEALTH CARE
    350,000     California Health Facilities Kaiser Permanente
                5.000%, due 10/01/08                                                                       357,648
    200,000     California Health Facilities Cedar Sinai Medical Center
                5.125%, due 08/01/17                                                                       194,704
                Total                                                                   7.2%               552,352
                HOUSING
    205,000     Belmont Redevelopment Agency
                6.400%, due 08/01/09                                                                       222,277
    100,000     Glendale Redevelopment Agency
                5.500%, due 12/01/12                                                                       101,588
    275,000     Los Angeles Community Redevelopment
                5.000%, due 07/01/13                                                                       271,865
    275,000     Pasadena Community Development
                6.000%, due 08/01/14                                                                       288,827
    175,000     San Jose Redevelopment Agency
                6.000%, due 08/01/15                                                                       191,429
    200,000     University Of California Housing
                5.500%, due 11/01/10                                                                       206,620
                Total                                                                   16.6%            1,282,606
                INFRASTRUCTURE IMPROVEMENTS
     90,000     East Bay Municipal Utility District
                6.000%, due 06/01/20                                                                        94,097
    150,000     Los Angeles City General Obligation
                5.250%, due 09/01/11                                                                       151,206
    350,000     Los Angeles Municipal Improvement
                Police Emergency
                4.600%, due 09/01/13                                                                       329,137
    200,000     Los Angeles Wastewater System
                5.500%, due 06/01/12                                                                       202,963
    200,000     Pomona Public Financing Authority
                6.000%, due 10/01/06                                                                       214,980
                Total                                                                   12.9%              992,383
                PUBLIC TRANSPORTATION
    250,000     Los Angeles Metro Transit Authority
                5.000%, due 07/01/13                                                                       247,150
    150,000     Los Angeles Metro Transit Authority
                4.500%, due 07/01/13                                                                       138,723
    110,000     San Diego Mass Transit Authority
                5.000%, due 06/01/07                                                                       112,683
    350,000     San Francisco International Airport
                5.000%, due 05/01/07                                                                       360,147
    125,000     San Francisco Bay Area Rapid Transit
                5.650%, due 07/01/10                                                                       130,704
                Total                                                                   12.8%              989,416

                Total investments in securities
                (Cost $7,283,953)                                                       97.1%            7,488,766


                Short-Term Investments
-------------------------------------------------------------------------------------------------------------------
                Highmark California
                Tax-Exempt Fund, variable rate 3.040%                                    1.3%               98,428

                Total investments                                                       98.4%            7,587,194
                Other assets and liabilities - net                                       1.6%              120,520
                Total net assets                                                       100.0%       $    7,707,714


THE PARNASSUS INCOME TRUST
California Tax-Exempt Fund
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets:
Investments in securities, at market value
   (identified cost $7,283,953) (Note 1)                          $    7,488,766
Temporary investments in short-term securities
   (at cost, which approximates market)                                   98,428
Receivables:
   Interest receivable                                                   121,114
   Capital shares sold                                                     6,614
   Other assets                                                               63
      Total assets                                                     7,714,985

Liabilities:
Capital shares redeemed                                                      694
Accounts payable and accrued expenses                                      6,577
      Total liabilities                                                    7,271

Net assets (equivalent to $16.24
   per share based on 474,642.973
   shares of capital stock outstanding)                           $    7,707,714

Net assets consist of:
Undistributed net investment income                               $        5,594
Unrealized appreciation on investments                                   204,813
Undistributed net realized gain                                            6,088
Capital paid-in                                                        7,491,219
      Total net assets                                            $    7,707,714
Computation of net asset value and offering price per share:
Net asset value and offering price per share
   ($7,707,714 divided by 474,642.973 shares)                     $        16.24

THE PARNASSUS INCOME TRUST
California Tax-Exempt Fund
Statement of Operations
six months ended June 30, 1999 (unaudited)

Investment income:
Interest                                                           $    192,123
   Total investment income                                              192,123

Expenses:
Investment advisory fees (Note 5)                                        19,418
Transfer agent fees (Note 5)                                              4,434
Fund administrative expense (Note 5)                                      3,075
Reports to shareholders                                                   1,969
Registration fees and expenses                                              830
Professional fees                                                         2,469
Custody fees                                                                298
Trustee fees and expenses                                                   879
Other expenses                                                            2,753
   Subtotal of expenses before fee waiver                                36,125
Fees waived by Parnassus Investments (Note 5)                           (10,053)
   Total expenses                                                        26,071
       Net investment income                                            166,052

Realized and unrealized gain (loss) on investments:
Realized gain from security transactions:
   Proceeds from sales                                                  130,178
   Cost of securities sold                                              125,977
       Net realized gain                                                  4,201

Unrealized appreciation of investments:
   Beginning of year                                                    514,367
   End of period                                                        204,813
       Unrealized depreciation during period                           (309,554)

Net realized and unrealized loss on investments                        (305,353)

Net decrease in net assets resulting from operations              $    (139,301)

THE PARNASSUS INCOME TRUST
California Tax-Exempt Fund
Statements of Changes in Net Assets
six months ended June 30, 1999 (unaudited) and year ended December 31, 1998

                                                    June 30, 1999      1998
From operations:
Net investment income                             $      166,052    $   313,207
Net realized gain from security transactions               4,201         47,248
Net unrealized appreciation (depreciation)
      during the year                                   (309,554)        59,647

Increase (decrease) in net assets
     resulting from operations                          (139,301)       420,102

Dividends to shareholders:
From net investment income                              (164,438)      (312,860)
From realized capital gains                                    0        (41,455)

Increase in net assets from capital
     share transactions                                  669,579        756,332

       Increase in net assets                            365,840        822,119

Net assets:
Beginning of year                                      7,341,874      6,519,755
End of period
   (including undistributed net investment
   income of $5,594 in 1999 and $3,980 in 1998)    $   7,707,714    $ 7,341,874

THE PARNASSUS INCOME TRUST
California Tax-Exempt Fund
Notes To Financial Statements

1.   Significant Accounting Policies
     The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on June 1, 1992. The following is a summary of significant accounting policies of the Trust.
     Securities Valuation: The Trust's investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.
     Federal Income Taxes: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no federal income tax provision is required.
     Security Transactions: In accordance with industry practice, securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.
     Dividends To Shareholders: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends once a year, generally in December. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually.
     Investment Income and Expenses: Dividend income is recorded on the ex-dividend date. Interest income and estimated ex-penses are accrued daily. Interest income, adjusted for amortization of premium and, when appropriate, discount on investments, is earned from settlement date and recognized on the accrual basis.
     Security Lending: The Equity Income Fund lends its securities to approved brokers to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.
     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Dividends To Shareholders
     Equity Income Fund: The Fund paid income dividends totaling $251,325 (aggregate of $0.13 per share) during the six months ended June 30, 1999. Fixed-Income Fund: The Fund paid income dividends totaling $274,483 (aggregate of $0.38 per share) during the six months ended June 30, 1999. California Tax-Exempt Fund: The Fund paid income dividends totaling $164,438 (aggregate of $0.355 per share) during the six months ended June 30, 1999.

3.   Capital Stock
     Equity Income Fund: As of June 30, 1999, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $34,155,484. Transactions in capital stock (shares) were as follows:

                                                                     Six Months Ended                    Year Ended
                                                                        June 30, 1999                          1998
                                                               Shares          Amount       Shares          Amount
     Shares sold                                               71,889   $   1,494,162      297,061     $  6,148,449
     Shares issued through dividend reinvestment               10,308         221,049      232,138        4,682,202
     Shares repurchased                                     (205,674)     (4,299,561)    (375,702)      (7,624,901)
     Net increase (decrease)                                (123,477)   $ (2,584,350)      153,497      $ 3,205,750



THE PARNASSUS INCOME TRUST
California Tax-Exempt Fund
Notes To Financial Statements
3.   Capital Stock

     Fixed-Income Fund: As of June 30, 1999, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $11,524,635. Transactions in capital stock (shares) were as follows:


                                                                     Six Months Ended                    Year Ended
                                                                        June 30, 1999                          1998
                                                               Shares          Amount       Shares          Amount
     Shares sold                                              121,544    $  1,894,516      284,746      $ 4,150,311
     Shares issued through dividend reinvestment               13,799         213,955       36,006          580,000
     Shares repurchased                                     (110,809)     (1,738,484)    (206,004)      (2,874,543)
     Net increase                                              24,534   $     369,987      114,748      $ 1,855,768

     California Tax-Exempt Fund: As of June 30, 1999, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $7,491,219. Transactions in capital stock (shares) were as follows:

                                                                     Six Months Ended                    Year Ended
                                                                        June 30, 1999                          1998
                                                               Shares          Amount       Shares          Amount
         Shares sold                                           53,743   $     836,109       70,957      $ 1,192,890
         Shares issued through dividend reinvestment            7,233         120,875       15,164          255,358
         Shares repurchased                                  (21,286)       (287,405)     (41,023)        (691,916)
         Net increase                                          39,690   $     669,579       45,098     $    756,332

4.   Purchases of Securities
     Equity Income Fund: Purchases of securities for the six months ended June 30, 1999 were $10,060,796. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at June 30, 1999 were the same as for financial statement purposes. Of the $6,300,645 of net unrealized depreciation at June 30, 1999, $7,923,687 related to appreciation of securities and $1,623,042 related to depreciation of securities.
     Fixed-Income Fund: Purchases of securities for the six months ended June 30, 1999 were $3,993,961. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation June 30, 1999 were the same as for financial statement purposes. Of the ($338,523) of net unrealized depreciation at June 30, 1999, $63,884 related to appreciation of securities and $402,407 related to depreciation of securities.
     California Tax-Exempt Fund: Purchases of securities for the six months ended June 30, 1999 were $869,200. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation June 30, 1999 were the same as for financial statement purposes. Of the $204,813 of net unrealized appreciation June 30, 1999, $266,982 related to appreciation of securities and $62,169 related to depreciation of securities.

5.   Investment Advisory Agreement and Transactions with Affiliates
     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments is entitled to receive fees computed monthly, based on the Fund's average daily net assets for the month, at the following annual rates:

     Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000.

     Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above
     $400,000,000.

     However, the following were actually charged in 1999. For the Equity Income Fund, the investment advisory fee was 0.50%.

     On February 1, 1999, the fee was increased to 0.55%. Parnassus Investments received net advisory fees totaling $111,954 from the Equity Income Fund for the six months ended June 30, 1999. For the Fixed-Income Fund, the investment advisory fee was 0.10%. On February 1, 1999, the fee was increased to 0.15%. Parnassus Investments received net advisory fees totaling $7,966 from the Fixed-Income Fund for the six months ended June 30, 1999. For the California Tax-Exempt Fund, the investment advisory fee was 0.20%. On February 1, 1999, the fee was increased to 0.25%. Parnassus Investments received net advisory fees totaling $9,365 from the California Tax-Exempt Fund for the six months ended June 30, 1999.

     Parnassus Investments has agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.25% of net assets for the Equity Income Fund and 1.00% of net assets for the Fixed-Income and California Tax-Exempt Funds.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $85,913 for the six months ended June 30, 1999. The transfer agent fee is $2.30 per month per account and the fund administration fee is $4,167 per month.

     Jerome L. Dodson is the President of the Fund and is the sole stockholder of Parnassus Investments.

THE PARNASSUS INCOME TRUST
California Tax-Exempt Fund
Notes To Financial Statements (continued)

6.  Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplementa data for the six months ended June 30, 1999, and each of the five years ended December 31 are as follows:
-------------------------------------------------------------------------------------------------------------------
                                                    June 30, 1999
Equity Income Fund                                   (unaudited)       1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $20.13     $20.68    $18.56    $19.58    $15.70    $17.46
Income from investment operations:
Net investment income                                      0.13       0.75      0.79      0.98      0.88      0.80
Net realized and unrealized gain (loss) on securities      2.14       1.49      2.86      0.37      3.93     (1.75)
     Total from investment operations                      2.27       2.24      3.65      1.35      4.81     (0.95)

Distributions:
Dividends from net investment income                      (0.13)     (0.73)    (0.79)    (0.97)    (0.90)    (0.81)
Distributions from net realized gains                      0.00      (2.06)    (0.74)    (1.40)    (0.03)      .--
     Total distributions                                  (0.13)     (2.79)    (1.53)    (2.37)    (0.93)    (0.81)
Net asset value at end of period                         $22.27     $20.13    $20.68    $18.56    $19.58    $15.70
Total return                                              11.30%     11.05%    20.15%     7.09%    31.13%    (5.39%)
Ratios/Supplemental Data:
Ratio of expenses to average net assets (actual)*          1.07%      1.05%     1.05%     0.80%     0.72%    0.83%
Decrease reflected in the above expense ratios due to
   undertakings by Parnassus Investments                   0.19%      0.24%     0.30%     0.60%     0.82%     0.88%
Ratio of net investment income to average net assets       1.16%      2.30%     4.04%     4.56%     4.76%     5.15%
Portfolio turnover rate                                   21.00%    166.32%    34.12%    47.80%    15.36%     6.50%
Net assets, end of period (000's)                       $42,501    $40,903   $38,847   $33,362   $26,779   $17,087

-------------------------------------------------------------------------------------------------------------------
                                                    June 30, 1999
Fixed-Income Fund                                    (unaudited)       1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $15.98     $16.04    $15.43    $15.73    $13.79    $15.89
Income from investment operations:
Net investment income                                      0.38       0.84      0.90      0.92      0.95      1.02
Net realized and unrealized gain (loss) on securities     (0.92)      0.25      0.67     (0.31)     1.95     (2.08)
     Total from investment operations                     (0.54)      1.09      1.57      0.61      2.90     (1.06)

Distributions:
Dividends from net investment income                      (0.38)     (0.85)    (0.89)    (0.91)    (0.96)    (1.04)
Distributions from net realized gains                      0.00      (0.30)    (0.07)       --        --        --
     Total distributions                                  (0.38)     (1.15)    (0.96)    (0.91)    (0.96)    (1.04)
Net asset value at end of period                         $15.06     $15.98    $16.04    $15.43    $15.73    $13.79
Total return                                             (3.43%)      6.97%    10.60%     4.08%    21.58%    (6.76%)

Ratios/Supplemental Data:
Ratio of expenses to average net assets (actual)*          0.78%      0.79%     0.82%     0.83%     0.90%     0.81%
Decrease reflected in the above expense ratios due to
   undertakings by Parnassus Investments                   0.36%      0.40%     0.43%     0.50%     0.73%     0.98%
Ratio of net investment income to average net assets       4.80%      4.92%     5.79%     5.98%     6.20%     7.00%
Portfolio turnover rate                                    0.00%     44.98%    17.15%     2.80%    12.10%     5.20%

Net assets, end of period (000's)                      $ 11,189   $ 11,482  $  9,683  $  8,384  $  6,585   $ 4,545









-------------------------------------------------------------------------------------------------------------------
                                                    June 30, 1999
California Tax-Exempt Fund                           (unaudited)       1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $16.88     $16.72    $16.02    $16.06    $14.28    $16.10
Income from investment operations:
Net investment income                                      0.36       0.75      0.74      0.80      0.82      0.80
Net realized and unrealized gain (loss) on securities     (0.64)      0.26      0.71     (0.06)     1.78     (1.81)
    Total from investment operations                      (0.28)      1.01      1.45      0.74      2.60     (1.01)

Distributions:
Dividends from net investment income                      (0.36)     (0.75)    (0.75)    (0.78)    (0.82)    (0.81)
Distributions from net realized gains                      0.00      (0.10)       --        --        --        --
    Total distributions                                   (0.36)     (0.85)    (0.75)    (0.78)    (0.82)    (0.81)
Net asset value at end of period                         $16.24     $16.88    $16.72    $16.02    $16.06    $14.28
Total return                                             (1.73%)      6.12%     9.33%     4.78%    18.60%    (6.36%)

Ratios/Supplemental Data:
Ratio of expenses to average net assets (actual)*          0.67%      0.67%     0.67%     0.54%     0.50%     0.39%
Decrease reflected in the above expense ratios due to
   undertakings by Parnassus Investments                   0.26%      0.30%     0.32%     0.46%     0.69%     0.87%
Ratio of net investment income to average net assets       4.27%      4.43%     4.69%     4.96%     5.30%     5.37%
Portfolio turnover rate                                    1.74%      9.40%    10.00%      .--%    13.10%    12.00%

Net assets, end of period (000's)                        $7,708     $7,342    $6,520    $5,835    $4,483    $3,902



* Parnassus Investments has agreed to a 1.25% limit on expenses for the Equity Income Fund and 1% limit for the Fixed-Income and California Tax-Exempt Funds (See Note 5 for details). Certain fees were waived for the six month period ended June 30, 1999 and years ended December 31, 1998, 1997, 1996, 1995, and 1994.

Investment Adviser
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105


Legal Counsel
Richard D. Silberman, Esq.
1061 Eastshore #200
Albany, California 94710


Independent Auditors
Deloitte & Touche llp
50 Fremont Street
San Francisco, California 94105


Custodian
Union Bank of California
475 Sansome Street
San Francisco, California 94111


Distributor
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105


www.parnassus.com


This report must be preceded or accompanied by a current prospectus or profile.